UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 2/11/2020

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38481

MO	43-0903811
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 11, 2020, the Compensation Committee of the Board of Directors of UMB Financial Corporation (the “Company”) awarded, pursuant to the UMB Financial Corporation Omnibus Incentive Compensation Plan, 7,323 performance stock units (“PSUs”) to James D. Rine, President and CEO of UMB Bank, n.a. (the “Bank”), with a grant date value of approximately $500,000 (the “Award”). The performance period of the Award ends on December 31, 2022 and the performance metrics that determine vesting of the Award include:

•	100% payout if the Bank has positive core net operating income for all three years of the performance period (the “First Performance Standard”). Core net operating income is the Company’s after-tax net income with the Compensation Committee making adjustments for non-recurring gains or losses and other circumstances as the Compensation Committee may determine fair and appropriate;

•	133% payout if the First Performance Standard is satisfied and certain service platforms are implemented for the Bank (collectively, the “Second Performance Standard”);

•	166% payout if the Second Performance Standard is satisfied and certain additional service platforms are implemented for the Bank (collectively, the “Third Performance Standard”); and

•	200% payout if the Third Performance Standard is satisfied and certain expense reduction measures are achieved.

The Award will vest following the completion of the performance period to the extent that the Compensation Committee has determined that the performance standards have been met.

The above summary of the Award terms is qualified entirely by reference to the Performance Share Unit Award Agreement, which is being filed as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits

10.1	Performance Share Unit Award Agreement*

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*Exhibits to the Performance Share Unit Award Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

By:	/s/ Ram Shankar
Ram Shankar Chief Financial Officer

Date: February 18, 2020